UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________________________________________
FORM 8-K
______________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 12, 2015

Shiloh Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21964	51-0347683

(State of Other	(Commission File No.)	(I.R.S. Employer
Jurisdiction		Identification No.)
of Incorporation)

880 Steel Drive, Valley City, Ohio 44280
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
(330) 558-2600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 12, 2015, Shiloh Industries, Inc. (the "Company") issued a press release announcing its operating results for the fiscal year ended October 31, 2014. A copy of the press release is attached as Exhibit 99.1 to this Report.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

SHILOH INDUSTRIES REPORTS FISCAL 2014 RESULTS

(a) Financial Statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits
99.1    Press Release of Shiloh Industries, Inc. dated January 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHILOH INDUSTRIES, INC.
Date:	January 12, 2015	By:	/s/ Thomas M. Dugan Name: Thomas M. Dugan Title: Vice President of Finance and Treasurer

Exhibit Index

Exhibit No.                        Description

99.1            Press Release of Shiloh Industries, Inc. dated January 12, 2015

For Immediate Release                        CONTACT:
Thomas M. Dugan
Vice President of Finance and Treasurer
Shiloh Industries, Inc.
+1 (330) 558-2600

SHILOH INDUSTRIES REPORTS FISCAL 2014 RESULTS

VALLEY CITY, Ohio, January 12, 2015 -- Shiloh Industries, Inc. (NASDAQ: SHLO) today reported financial results for the fiscal year ended October 31, 2014.

Fiscal Year 2014 Highlights:

•	Sales revenue for the year was $878.7 million, an improvement of 25.5 percent.

•	Gross profit for the year improved by 18.5 percent and was $79.6 million.

•	Net income per share diluted improved 2.4 percent to $1.30 per share for the year.

Sales revenue for fiscal year 2014 improved $178.6 million to $878.7 million, a 25.5 percent improvement, as compared to fiscal 2013 of $700.2 million. Acquisition sales represent $122.0 million of the sales growth with organic sales increasing $56.5 million, or 8% compared to Europe and North American combined light vehicle production growth of 4.5%. Gross profit improved $12.4 million to $79.6 million, an 18.5 percent improvement as compared to fiscal 2013 of $67.2 million. Gross profit was driven by several new product launches, successful productivity initiatives and sales revenue through acquisition.
In the fourth quarter, the company announced several major growth initiatives in support of key customers: the opening of a die casting and machining facility in Clarksville, Tennessee, the acquisition of a stamping and assembly facility in Celaya, Mexico, and a new sales and technical center in Plymouth, Michigan.

-more-

Selling, general and administrative costs were $50.2 million, or 5.7 percent of sales revenue compared to $31.2 million, or 4.5 percent of sales revenue last year. Acquisition costs and the recently added general administrative costs of the European and North American structures are reflected in these amounts. Integration plans are in place and will be executed enhancing long term value while adding significant capabilities to the business.
Net income for the year was $22.4 million, or $1.30 per share diluted, compared to $21.6 million, or $1.27 per share diluted last year. Net income was favorably impacted in 2014 from third quarter research and development tax credits and other adjustments. Net income was negatively impacted by the costs associated with the acquisitions and with facility openings in the fourth quarter.
“Over the last two years we have steadily delivered on our strategy of supporting our key customers globally by providing the industry with leading Lightweighting technologies," said Ramzi Hermiz, president and chief executive officer. “The acquisitions of Radar Industries and Finnveden Metal Structures in the second half of fiscal 2014 were essential elements to our growth and Lightweighting strategies, with the focus now on integration improvements and synergistic opportunities. In summary, over the course of the year, we strengthened our stamping expertise, launched several new products such as our highly formable aluminum laser welded blanks and added magnesium die casting capabilities, and expanded in Europe and Central Mexico as we remain focused on delivering technology and innovation to the industry."

For inquiries, please contact Thomas Dugan, Vice President of Finance and Treasurer at investor@shiloh.com

-more-

About Shiloh Industries, Inc.

Shiloh Industries Inc. (NASDAQ: SHLO), is a leading global supplier of lightweighting and NVH solutions to the automotive, commercial vehicle and industrial markets, capable of delivering solutions in aluminum, magnesium, steel and high-strength steel alloys for original equipment manufacturers and suppliers. The company offers the broadest portfolio of lightweighting solutions in the industry through the BlankLight™, CastLight™ and StampLight™ brands.  Shiloh designs and manufactures components in body, chassis and powertrain systems with expertise in precision blanks, ShilohCore™ acoustic laminates, aluminum and steel laser welded blanks, complex stampings, modular assemblies, aluminum and magnesium die casting, as well as precision machined components. Shiloh has nearly 3,300 dedicated employees with operations, sales and technical centers throughout Asia, Europe and North America.

###

Forward-Looking Statements
Certain statements made by Shiloh Industries, Inc. (the "Company") in this release and other periodic oral and written statements, including filings with the Securities and Exchange Commission, regarding the Company's operating performance, events or developments that the Company believes or expects to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales, earnings expectations, cost savings, awarded sales, volume growth, earnings or general belief in the Company's expectations of future operating results are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are made on the basis of management's assumptions and expectations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all, of the risks include the ability of the Company to accomplish its strategic objectives; the ability to obtain future sales; changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities; costs related to legal and administrative matters; the Company's ability to realize cost savings expected to offset price concessions; the Company's ability to successfully integrate acquired businesses, including businesses located outside of the United States; risks associated with doing business internationally, including economic, political and social instability, foreign currency exposure and the lack of acceptance of our products; inefficiencies related to production and product launches that are greater than anticipated; changes in technology and technological risks; increased fuel and utility costs; work stoppages and strikes at the Company's facilities and that of the Company's customers or suppliers; the Company's dependence on the automotive and heavy truck industries, which are highly cyclical; the dependence of the automotive industry on consumer spending, which is subject to the impact of domestic and international economic conditions, including increased energy costs affecting car and light truck production, and regulations and policies regarding international trade; financial and business downturns of the Company's customers or vendors, including any production cutbacks or bankruptcies; increases in the price of, or limitations on the availability of, steel, aluminum or magnesium, the Company's primary raw materials, or decreases in the price of scrap steel; the successful launch and consumer acceptance of new vehicles for which the Company supplies parts; the occurrence of any event or condition that may be deemed a material adverse effect under the Company’s outstanding indebtedness or a decrease in customer demand which could cause a covenant default under the Company’s outstanding indebtedness; pension plan funding requirements; and other factors, uncertainties, challenges and risks detailed in the Company's other public filings with the Securities and Exchange Commission. Any or all of these risks and uncertainties could cause actual results to differ materially from those reflected in the forward-looking statements. These forward-looking statements reflect management's analysis only as of the date of this release.

The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. In addition to the disclosures contained herein, readers should carefully review risks and uncertainties contained in other documents the Company files from time to time with the Securities and Exchange Commission.

SHILOH INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEETS
(Dollar amounts in thousands)

	October 31,
	2014	2013
ASSETS:
Cash and cash equivalents	$12,014	$398
Investment in marketable securities	1,045	—
Accounts receivable, net	171,242	116,837
Related-party accounts receivable	533	673
Prepaid income taxes	2,142	—
Inventories, net	91,303	42,924
Deferred income taxes	3,496	2,829
Prepaid expenses	11,987	3,095
Other assets	—	23
Total current assets	293,762	166,779
Property, plant and equipment, net	274,828	197,874
Goodwill	30,887	6,768
Intangible assets, net	21,998	17,605
Deferred income taxes	2,605	—
Other assets	5,445	2,927
Total assets	$629,525	$391,953
LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current debt	$1,918	$882
Accounts payable	146,478	87,977
Other accrued expenses	41,336	26,416
Accrued income taxes	—	1,666
Total current liabilities	189,732	116,941
Long-term debt	268,102	119,384
Long-term benefit liabilities	19,951	21,287
Deferred income taxes	2,739	969
Interest rate swap agreement	2,510	—
Other liabilities	1,972	2,223
Total liabilities	485,006	260,804
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.01 per share; 5,000,000 shares authorized; no shares issued and outstanding at October 31, 2014 and October 31, 2013, respectively	—	—
Common stock, par value $.01 per share; 25,000,000 shares authorized; 17,214,284 and 17,031,316 shares issued and outstanding at October 31, 2014 and October 31, 2013, respectively	172	170
Paid-in capital	68,035	66,312
Retained earnings	113,193	90,749
Accumulated other comprehensive loss, net	(36,881)	(26,082)
Total stockholders’ equity	144,519	131,149
Total liabilities and stockholders’ equity	$629,525	$391,953

SHILOH INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share data)

	Years Ended
	October 31,
	2014	2013
Net revenues	$878,744	$700,186
Cost of sales	799,143	633,034
Gross profit	79,601	67,152
Selling, general & admin expenses	50,207	31,181
Amortization of intangible assets	2,255	1,349
Asset impairment (recovery), net	(4,026)	18
Operating income	31,165	34,604
Interest expense	4,503	2,600
Interest income	(25)	(32)
Gain on bargain purchase	—	(228)
Other (income) expense, net	(504)	89
Income before income taxes	27,191	32,175
Provision for income taxes	4,747	10,605
Net income	$22,444	$21,570
Earnings per share:
Basic earnings per share	$1.31	$1.27
Basic weighted average number of common shares	17,145	16,982
Diluted earnings per share	$1.30	$1.27
Diluted weighted average number of common shares	17,215	17,030

SHILOH INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Dollar amounts in thousands)

	Years Ended
	October 31,
	2014	2013
Net Income	$22,444	$21,570
Other comprehensive income (loss):
Defined benefit pension plans & other postretirement benefits
Recognized gain	967	5,684
Actuarial net gain	1,352	1,441
Asset net (loss) gain	(4,391)	1,102
Income taxes	783	(2,998)
Total defined benefit pension plans & other post retirement benefits	(1,289)	5,229
Marketable securities:
Unrealized gain on marketable securities	518	—
Income taxes on marketable securities	(53)	—
Reclassification adjustments for gain on marketable securities included in net income	(365)	—
Total marketable securities, net of tax	100	—
Derivatives and hedging:
Unrealized loss on interest rate swap agreements	(2,510)	—
Income taxes on interest rate swap agreements	952	—
Change in fair value of derivative instruments, net of tax	(1,558)	—
Foreign currency translation adjustments:
Foreign currency translation loss	(8,052)	—
Income taxes on foreign currency translation	—	—
Unrealized loss on foreign currency translation, net of tax	(8,052)	—
Comprehensive income, net	$11,645	$26,799

SHILOH INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)

	Years Ended October 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$22,444	$21,570
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	27,893	20,878
Amortization of deferred financing costs	807	338
Asset recovery	(4,026)	18
Bargain purchase gain	—	(228)
Deferred income taxes	843	589
Stock-based compensation expense	579	738
Gain on sale of assets	(806)	(1)
Gain on sale of marketable securities	(365)	—
Changes in operating assets and liabilities:
Accounts receivable	(10,444)	(28,098)
Inventories	(6,150)	7,162
Prepaids and other assets	403	110
Payables and other liabilities	3,327	12,802
Accrued income taxes	(4,922)	2,935
Net cash provided by operating activities	29,583	38,813
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(40,158)	(27,441)
Investment in marketable securities	(2,000)	—
Acquisitions, net of cash acquired	(124,544)	(104,470)
Proceeds from sale of assets	5,762	518
Proceeds from sale of marketable securities	967	—
Net cash used in investing activities	(159,973)	(131,393)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of dividends	—	(4,246)
Payment of capital leases	(382)	—
Proceeds from long-term borrowings	182,500	123,250
Repayments of long-term borrowings	(39,877)	(24,539)
Payment of deferred financing costs	(776)	(1,963)
Proceeds from exercise of stock options	1,061	302
Net cash provided by financing activities	142,526	92,804
Effect of foreign currency exchange rate fluctuations on cash	(520)	—
Net increase in cash and cash equivalents	11,616	224
Cash and cash equivalents at beginning of period	398	174
Cash and cash equivalents at end of period	$12,014	$398

Supplemental Cash Flow Information:
Cash paid for interest	$3,862	$2,237
Cash paid for income taxes	$7,995	$7,111

Non-cash Investing and Financing Activities:
Equipment acquired under capital lease	$7,639	$—

SHILOH INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
(Dollar amounts in thousands)

	Common Stock ($.01 Par Value)	Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Loss	Total Stockholders' Equity
November 1, 2012	$169	$65,120	$73,425	$(31,311)	$107,403
Net income	—	—	21,570	—	21,570
Other comprehensive income, net of tax	—	—	—	5,229	5,229
Payment of dividends	—	—	(4,246)	—	(4,246)
Exercise of stock options	1	301	—	—	302
Stock-based compensation cost	—	738	—	—	738
Tax benefit on stock options	—	153	—	—	153
October 31, 2013	$170	$66,312	$90,749	$(26,082)	$131,149
Net income	—	—	22,444	—	22,444
Other comprehensive income, net of tax	—	—	—	(10,799)	(10,799)
Exercise of stock options	2	1,059	—	—	1,061
Stock-based compensation cost	—	579	—	—	579
Tax benefit on stock options	—	85	—	—	85
October 31, 2014	$172	$68,035	$113,193	$(36,881)	$144,519